UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 19, 2006

                      STEM CELL THERAPY INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                          000-51931          88-0374180
                          ---------          ----------
      (COMMISSION FILE NUMBER NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


                        2203 NORTH LOIS AVENUE, 9TH FLOOR
                                  TAMPA,FL33607
                                  -------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                  (813)600-4088
                                  -------------

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Change in Registrant's Certifying Accountant

    (a)  Termination  of  previous  independent  accountant.

(i) Effective July 19, 2006, the Registrant terminated its prior accounting firm Pender Newkirk and Company LLP, as its accounting firm and engaged .Aidman, Piser & Company, Certified Public Accountants, Tampa, FL, as its new auditors

(ii) Pender Newkirk's reports on the Registrant's financial statements for the past two years have been qualified as to whether the Company would continue as a going concern.

(iii) During the two most recent fiscal years and through July 31, 2006, there have been no disagreements between the Registrant and Pender Newkirk on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Pender Newkirk, would have caused them to make reference to the subject matter thereof in their report on the Registrant's financial statements for such periods.

(iv) During the two most recent fiscal years and through July 31, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

    (b)  Engagement  of  new  independent  accountant.

The Company has recently engaged Aidman, Piser & Company, Certified Public Accountants, Tampa, FL, as its new independent accountants and who will audit the financial statements for the Company's Annual Report on Form 10-KSB for the year ended March 31, 2007.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

16. Letter from Pender Newkirk, addressed to the Securities and Exchange Commission, regarding its agreement to the statements made herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      STEM CELL THERAPY INTERNATIONAL, INC.
                                  (Registrant)

Dated: August 4, 2006                     By: /s/Calvin Cao
                                          -----------------
                                          Calvin Cao
                                          Chairman and Chief Executive Officer